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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 17, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-22474                                 87-0418807
   ------------------------           ------------------------------------
   (Commission File Number)           (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
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               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         All references to "the Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 30, 2004, the Company and certain of its subsidiaries entered into Amendment No. 5, dated as of September 30, 2004 (the "Amendment") to the Sale and Servicing Agreement dated as of September 22, 2003 (the "Agreement") among ABFS Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., as servicer, ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JPMorgan Chase Bank, as indenture trustee and JPMorgan Chase Bank, as collateral agent. The Amendment extends the scheduled expiration date of the Company's $200.0 million credit facility described in the Agreement from September 30, 2004 to November 5, 2004, subject to earlier termination upon the occurrence of any of the specified events or conditions described in the facility documents, and decreases the maximum amount that can be borrowed under the facility at any given time from $200.0 million to $100.0 million. Since entering into this facility on September 22, 2003, the amount outstanding under this facility has not exceeded $100.0 million. In addition, the Amendment includes changes which reduce the advance rate if the amount outstanding under the facility exceeds $75.0 million. The Amendment also changes the portfolio composition requirements to accommodate fluctuations in the pledged loans at the beginning and end of each month, providing greater flexibility to the Company. The purpose of the Amendment is to allow the Company to continue to borrow under this facility, subject to its terms as described above, while the Company finalizes the definitive agreement for a new credit facility.

         In light of the Amendment discussed above, on October 1, 2004, the Company and the lender on the Company's $250.0 million revolving mortgage loan warehouse credit facility entered into an amendment to such facility, dated as of September 30, 2004. This amendment decreases the amount of the additional credit facilities that the Company must maintain from $200.0 million to $100.0 million, provided that there continues to be at least $40.0 million of wet funding.

         On September 27, 2004, the Company and two of its subsidiaries, ABFS Consolidated Holdings, Inc. ("ACH") and American Business Credit, Inc. ("ABC"), entered into a letter purchase agreement (the "Purchase Agreement") and closed the underlying asset sale transaction with 50 By 50 LLC, an affiliate of the warehouse lender described below which has entered into a commitment letter to provide financing to the Company. See Item 8.01 below for additional information regarding this commitment letter. Under the Purchase Agreement, ACH sold the interest-only strips, referred to as the Class R Certificates, issued in five securitization transactions of the Company which occurred in 1996, 1997 and 1998 ("1996-1998 Securitizations"), and ABC sold the servicing rights, servicing advances, call rights and all other rights and benefits held by ABC under the pooling and servicing agreements related to the 1996-1998 Securitizations (such rights, together with the Class R Certificates, the "Assets"). The purchase price for the Assets was $9.4 million, of which $9.0 million was paid at closing and $400,000 was retained in escrow pending possible post-closing deductions as specified in the Purchase Agreement. The sale of the Assets resulted in an after tax loss of approximately $3.6 million, which will be reflected in the Company's June 30, 2004 financial statements. The Class R Certificates were previously pledged in connection with the Company's $250.0 million credit facility to secure certain fixed and contingent fees owed to an affiliate of the lender under that facility. In consideration for the release of this lien on the Class R Certificates, the Company prepaid approximately $3.5 million of such fees payable under the terms of this facility.

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
          CHANGE IN FISCAL YEAR.

     On September 29, 2004, the board of directors of the Company amended and restated the Company's amended and restated bylaws (the "amended bylaws") to adopt changes to Section 305. The amended bylaws were effective as of September 29, 2004. The following description is a brief summary of changes to Section 305 of the amended bylaws. This summary is not intended to be complete, and is qualified in its entirety by reference to the Company's Amended and Restated Bylaws included as Exhibit 3.1 to this Current Report.

     The following is a comparison of the current amended bylaws provision to the previous provision.

Current Provision                                              Previous Provision
-----------------                                              -------------------
Nominations for directors to be elected at a meeting of        Nominations for director may be made by the nominating
shareholders may be made by the board of directors or by       committee of the board of directors or any shareholder
any shareholder of any outstanding class of the Company's      of any outstanding class of capital stock of the
stock entitled to vote on the election of directors.           Company.

Proposals to be considered at a meeting of shareholders        Proposals to be considered at a meeting of shareholders
may be made by the board of directors or any holder of any     may be made by the nominating committee of the board of
outstanding class of the Company's stock entitled to vote      directors or any shareholder of any outstanding class
on the proposal at the meeting of shareholders.                of capital stock of the Company.

The board's nominations and proposals must be made             The board's nominations and proposals were required to
pursuant to procedures approved by the board of directors.     be made pursuant to procedures determined by the board.

Nominations by shareholders for directors, which have not      Shareholder nominations for directors were required to
been previously approved by the board of directors, must       be submitted to the secretary of the Company.
be submitted to the chairman of the nominating committee.

Shareholder nominations or proposals must specify whether      Shareholder nominations or proposals must specify
the shareholder is a holder of record and/or beneficial        whether the shareholder was a holder of record of the
owner of the voting stock of the Company.                      Company's capital stock.

Subject to applicable law and regulations of the               No previous provision.
Securities and Exchange Commission, the board of
directors will have the sole authority to accept or
reject any shareholder nomination for director or any
shareholder proposal.

At any time prior to the election of directors at a            No previous provision.
meeting of shareholders, the board of directors, upon
the recommendation of the nominating committee, may
designate a substitute nominee to replace any bona
fide nominee who was nominated as set forth in Section
305 and who, for any reason, becomes unavailable for
election as a director.


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ITEM 8.01 OTHER EVENTS.

         On September 17, 2004, the Company executed a commitment letter dated as of September 16, 2004 (the "Letter") for a mortgage warehouse credit facility with Fortress Investment Group LLC ("Fortress") for the purpose of funding the Company's residential mortgage loan originations. The Letter provides for a facility that will consist of a $100.0 million senior secured revolving warehouse line of credit, which may be increased prior to closing to $150.0 million at the option of Fortress. The Letter provides for a facility that will have a term of one year from closing with the right to extend for up to two additional one-year terms upon mutual agreement of the parties, with interest equal to LIBOR plus a margin. The facility will be secured by the mortgage loans which are funded by advances under the facility, as well as all assets, accounts receivable and all related proceeds held by the special purpose entity organized to facilitate this transaction (the "Borrower"). The stock of the Borrower will also be pledged to Fortress. The facility will contain representations and warranties and covenants, which are customary for a facility of this type. The Letter and the closing of the facility will be subject to such other customary and commercially reasonable terms, covenants, events of default and conditions as Fortress deems appropriate.

         Fortress may terminate the commitment at any time prior to entering into a definitive agreement if the Company fails to fulfill its obligations under the Letter, Fortress determines that it is likely that the Borrower is not capable of entering into a definitive agreement prior to October 20, 2004 or there is a material adverse change in the business, assets, liabilities, operations or condition of the Borrower. As consideration for the issuance of the Letter, the Company agreed to pay a commitment fee equal to a percentage of the maximum principal amount of the facility and previously paid a due diligence fee. The Letter expires upon the earlier to occur of: the execution of a definitive agreement, October 20, 2004 and the Company's closing of another similar credit facility with a lender other than Fortress. While the Company anticipates that it will close on the facility with Fortress, there can be no assurance that these negotiations will result in definitive agreements or that these agreements, as negotiated, will be on terms and conditions acceptable to it.

         The foregoing brief summaries of certain agreements entered into by the Company are not intended to be complete, and are qualified in their entirety by reference to these agreements, which are either included as exhibits to this Current Report or incorporated by reference from the Company's reports filed pursuant to the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (a) Financial Statements of Businesses Acquired

             None.

         (b) Pro-forma Financial Information

             None.

         (c) Exhibits

         The following exhibits are filed herewith:

Exhibit
Number              Description
------              -----------
3.1                 Amended and Restated Bylaws.

10.1                Amendment No. 5 dated as of September 30, 2004, to Sale and Servicing Agreement, among ABFS
                    Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"),
                    American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., as servicer, ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JP Morgan Chase Bank, as indenture trustee, JPMorgan Chase Bank, as collateral agent, and JPMorgan Chase Bank, as note purchaser.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2004

                               AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                               By:     /s/ Stephen M. Giroux
                                       -----------------------------------------
                               Name:   Stephen M. Giroux
                               Title:  Executive Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------
3.1                 Amended and Restated Bylaws.

10.1                Amendment No. 5 dated as of September 30, 2004, to Sale and Servicing Agreement, among ABFS
                    Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"),
                    American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., as servicer, ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JP Morgan Chase Bank, as indenture trustee, JPMorgan Chase Bank, as collateral agent, and JPMorgan Chase Bank, as note purchaser.


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